EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of vFinance, Inc. (the "Company") on Form 10-Q for the quarter ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Leonard J. Sokolow, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


    Date:  August 14, 2007                      By: /s/ Leonard J. Sokolow
                                                -----------------------------
                                                Name:   Leonard J. Sokolow
                                                Title:   Chief Executive Officer



     A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to vFinance, Inc. and will be retained by vFinance, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.